AQR FUNDS

Supplement dated April 1, 2024 (“Supplement”)

to the Class I, Class N and Class R6 Shares Summary

Prospectus and Prospectus, each dated May 1, 2023

(each a “Summary Prospectus” and “Prospectus”, respectively),

of the AQR Diversifying Strategies Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectus and Prospectus. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512.

Effective immediately, the section titled “Fund Summary—Fees and Expenses of the Fund” of the Fund’s Summary Prospectus and Prospectus, beginning on page 1 and 1, respectively, is restated in its entirety as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1,3

	Class N	Class I	Class R6
Management Fee	0.00%	0.00%	0.00%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses	0.21%	0.21%	0.12%
Acquired Fund Fees and Expenses[2,3,4]	2.17%	2.17%	2.17%

Total Annual Fund Operating Expenses	2.63%	2.38%	2.29%
Less: Expense Reimbursements[5]	0.01%	0.01%	0.02%

Total Annual Fund Operating Expenses after Expense Reimbursements[6]	2.62%	2.37%	2.27%

[1]	The Annual Fund Operating Expenses table correlates to the financial statements included in the Fund’s most recent annual report, as adjusted to reflect estimated Acquired Fund Fees and Expenses.

[2]

Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund’s investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.

[3]

Acquired Fund Fees and Expenses have been restated to reflect estimated expenses for the current fiscal year due to an anticipated change in implementation with respect to certain of the underlying funds’ short positions. These underlying funds expect to obtain short exposure to a greater extent through investments in short equity positions rather than through equity derivative instruments.

[4]

For each of Class N, Class I, and Class R6 Shares, Acquired Fund Fees and Expenses include 1.09% related to fees and expenses associated with certain underlying funds’ dividends on short sales and interest expense.

[5]

The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit certain Specified Expenses at no more than 0.20% for Class N Shares and Class I Shares and 0.10% for Class R6 Shares. “Specified Expenses” for this purpose include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims, contingent expenses related to tax reclaim receipts, reorganization expenses and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2025.

The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser reimbursed expenses, provided that the amount recaptured may not cause the Specified Expenses attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the reimbursement and (ii) the applicable limits in effect at the time of recapture.
[6]

Total Annual Fund Operating Expenses after Expense Reimbursements are 1.53% for Class N Shares, 1.28% for Class I Shares and 1.18% for Class R6 Shares if Acquired Fund Fees and Expenses did not reflect fees and expenses associated with certain underlying funds’ dividends on short sales and interest expense.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement, as discussed in Footnote No. 5 to the Fee Table, for an initial twelve-month period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$265	$816	$1,394	$2,963
Class I Shares	$240	$742	$1,270	$2,715
Class R6 Shares	$230	$713	$1,223	$2,624

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE